 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 11, 2017

MANPOWERGROUP INC.
(Exact name of registrant as specified in its charter)

Wisconsin	1-10686	39-1672779
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Manpower Place
Milwaukee, Wisconsin	53212
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (414) 961-1000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.     Compensatory Arrangements of Certain Officers

On December 11, 2017, ManpowerGroup Inc. (the “Company”) entered into a severance agreement with Mara Swan, Executive Vice President, Global Strategy and Talent. This severance agreement replaces a similar agreement scheduled to expire on February 10, 2018. The new severance agreement expires on the first to occur of (1) the date two years after the occurrence of a change of control of the Company or (2) December 11, 2020, if no such change of control occurs before December 11, 2020. Aside from the new term, the severance agreement is in substantially the same form as the severance agreement it replaces.

Item 9.01.                        Exhibits

Exhibit No.	Description
10.1	Severance Agreement dated December 11, 2017 between the Company and Mara Swan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MANPOWERGROUP INC.
Dated: December 12, 2017	By:	/s/ Richard Buchband
	Name:	Richard Buchband
	Title:	Senior Vice President, General Counsel and Secretary

Exhibit Index

10.1	Severance Agreement dated December 11, 2017 between the Company and Mara Swan.